EXHIBIT 10.29
EXECUTION VERSION

SECOND AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF DECEMBER 13, 2013
AMONG

LINN ENERGY, LLC,
AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS
WELLS FARGO SECURITIES, LLC    RBC CAPITAL MARKETS

SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of December 13, 2013, among LINN ENERGY, LLC, a Delaware limited liability company, (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 as amended by that certain First Amendment dated as of October 30, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and Lenders constituting the Majority Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section or article references in this Second Amendment refer to sections or articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by:
(a)    deleting the following defined term in its entirety and replacing it with the following:
“‘Agreement’ means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be further amended, modified, supplemented or restated.”
(b)    adding the following defined term in its appropriate alphabetical order:
“‘Second Amendment’ means the Second Amendment to Credit Agreement dated as of December 13, 2013 among the Borrower, the Administrative Agent and the Majority Lenders.”

2.2    Amendment to Section 8.19(a). Section 8.19(a) is hereby amended by deleting the term “$700,000,000” in such Section and replacing it with “$1,200,000,000”.

Section 3.    Conditions Precedent. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received from the Lenders constituting the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
3.2    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Loan Document. This Second Amendment is a Loan Document.
4.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment
15110679

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINENT HOLDINGS II, LLC

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN GAS MARKETING, LLC

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Patrick J. Fults
	Name:	Patrick J. Fults
	Title:	Vice President

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorised Signatory

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Executive Director

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Managing Directory

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

COMERICA BANK

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Vice President

ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

SOCIETE GENERALE

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Vice President

ABN AMRO CAPITAL USA LLC

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

DNB CAPITAL LLC

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	FVP

By:	/s/ Kelton G. Glasscock
Name:	Kelton G. Glasscock
Title:	SVP & Head of Energy Americas

UNION BANK, N.A.

By:	/s/ Rachel Bowman
Name:	Rachel Bowman
Title:	Vice President

CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Vice President

SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

MACQUARIE BANK LIMITED

By:	/s/ Michael Orefice
Name:	Michael Orefice
Title:	Managing Director

By:	/s/ Andrew Mitchell
Name:	Andrew Mitchell
Title:	Associated Director

(Signed in London, POA Ref: #938 dated 22nd of November 2012)

MORGAN STANLEY BANK, N.A.

By:	/s/ Matthew Meyers
Name:	Matthew Meyers
Title:	Authorized Signatory

BP ENERGY COMPANY

By:	/s/ Ryan S. McGeachie
Name:	Ryan S. McGeachie
Title:	Managing Director US Consumers

BNP PARIBAS

By:	/s/ Sriram CHANDRASEKARAN
Name:	Sriram CHANDRASEKARAN
Title:	Vice President

By:	/s/ Julien PECOUD-BOUVET
Name:	Julien PECOUD-BOUVET
Title:	Associate

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Traci Bankston
Name:	Traci Bankston
Title:	Assistant Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

WHITNEY BANK

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ H. Brock Hudson
Name:	H. Brock Hudson
Title:	Senior Vice President

ASSOCIATED BANK, N.A.

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	VP

FIFTH THIRD BANK

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Director

NATIXIS

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

TORONTO DOMINION (NEW YORK) LLC

By:	/s/ MASOOD FIKREE
Name:	MASOOD FIKREE
Title:	AUTHORIZED SIGNATORY

MIZUHO BANK, LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

CARGILL INCORPORATED

By:	/s/ J. Dieleman
Name:	J. Dieleman
Title:	BU Leader 11.12.13

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